                                   AGREEMENT


                  THIS AGREEMENT, dated as of July 26, 1996, is between SFX BROADCASTING, INC., a Delaware corporation ("SFX"), and CHILTON INVESTMENT PARTNERS, L.P. and RICHARD L. CHILTON, Jr. (collectively, the "Stockholders").

                  WHEREAS, concurrently herewith, SFX, SFX Merger Company, a Delaware corporation and a wholly-owned subsidiary of SFX ("Acquiror Sub"), and Multi-Market Radio, Inc., a Delaware corporation (the "Company"), are entering into an amendment to the Amended and Restated Agreement and Plan of Merger (as amended, the "Merger Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

                  WHEREAS, the Stockholders are collectively the record and/or beneficial owners on the date hereof of an aggregate of 172,885 shares of Class A Common Stock, $.01 of par value, of the Company (the "Shares") (excluding any holdings of Class A Warrants and Class B Warrants);

                  WHEREAS, approval of the Merger Agreement and the Merger by the Company's stockholders is a condition to the consummation of the Merger; and

                  WHEREAS, as a condition to its entering into the amendment to the Merger Agreement, SFX has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  SECTION 1. VOTING AGREEMENT. From the date of this Agreement until December 31, 1996, the Stockholders hereby agree that at any meeting of the stockholders of the Company, however called, and any action by consent of the stockholders of the Company, the Stockholders shall vote the Shares, and any other voting securities of the Company, whether issued heretofore or hereafter, which are held of record or beneficially by the Stockholders on the record date for such meeting or consent, (i) in favor of the Merger and the Merger Agreement, as such Merger Agreement may be amended from time to time in accordance with Section 2(b) hereof, (ii) in favor of adoption and approval of an amendment to the Company's Restated Certificate of Incorporation and any other transaction contemplated by the Merger Agreement, as such Merger Agreement may be amended from time to time in accordance with Section 2(b) hereof, and (iii) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any person or entity (other than SFX or Acquiror Sub or any affiliate thereof) or any other action or agreement that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by the Merger Agreement.

                  SECTION 2. EFFECTIVENESS; TERMINATION AND AMENDMENT TO MERGER AGREEMENT. (a) It is a condition precedent to the effectiveness of this Agreement that the amendment to the Merger Agreement shall have been executed and delivered as contemplated. In the event that (i) the Merger Agreement is terminated in accordance with its terms or (ii) the consideration to be paid in the Merger to the holders of the Class A Common Stock of the Company is less than $12.00 (subject to adjustment as set forth in the Merger Agreement) in value per share as calculated pursuant to the Merger Agreement, this

Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

         (b) An amendment to the Merger Agreement shall be deemed to be made in accordance with this Agreement if (i) approved by the Independent Committee of MMR, (ii) an opinion is obtained from Oppenheimer & Co., Inc. substantially to the effect that the consideration to be paid to the holders of MMR Class A Common Stock (other than Messrs. Morrow, Ferrel and Sillerman) is fair from a financial point of view, and (iii) the consideration to be paid in the Merger to the holders of the Class A Common Stock of the Company is not less than $12.00 (subject to adjustment as set forth in the Merger Agreement) in value per share, as calculated pursuant to the Merger Agreement, and the transaction is structured as a tax-free reorganization.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. SFX represents and warrants (i) that this Agreement has been duly executed and delivered by SFX and constitutes the valid and binding agreement of SFX, enforceable against SFX in accordance with its terms and (ii) that it will notify the Company of this Agreement. The Stockholders represent and warrant to SFX as follows: This Agreement has been duly executed and delivered by each of the Stockholders and constitutes the valid and binding agreement of the Stockholders, enforceable against the Stockholders in accordance with its terms. The Shares (i) are the only voting securities of the Company owned (beneficially or of record) by the Stockholders on the date hereof (except for any Class A Warrants and Class B Warrants), and, (ii) either are owned of record by the Chilton Investment Partners, L.P. or are owned of record by other entities; and (iii) in all cases, Richard L. Chilton, Jr. has the sole investing and voting power over the Shares. Except as provided in this Agreement, the Shares are not subject to any voting trust, voting agreement or similar arrangement whatsoever. The Stockholders have not negotiated or discussed the contents of this Agreement with any officer or director of the Company, or representative of the Company acting in such capacity.

                  SECTION 4. INDEMNITY. SFX agrees to indemnify and hold harmless Stockholders, and all directors, officers, agents and other persons, if any, who control such Stockholders within the meaning of Section 15 of the Securities Act of 1933, from and against any and all liabilities, damages, costs and expenses (including the fees of one counsel) which may arise or be asserted against or may be incurred by stockholders, from any claims, actions or proceedings arising out of this Agreement or any of the transactions contemplated hereby asserted by parties not signatory hereto or asserted in derivative actions brought other than by Stockholders.

                  SECTION 5. MISCELLANEOUS. (a) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by SFX and the Stockholders.

                  (b) Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement.

                  (c) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (d) Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity which is not a party hereto.

                  (e) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Delaware (without regard to conflict of laws principles).

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute an instrument. Each counterpart may consist of a number of copies each signed by less that all, but together signed by all, the parties hereto.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                     SFX BROADCASTING, INC.



                                     By:   /s/ Richard A. Liese
                                          ------------------------------------
                                     Name:     Richard A. Liese
                                          ------------------------------------
                                     Title:    Vice President
                                          ------------------------------------

                                     CHILTON INVESTMENT PARTNERS, L.P.


                                     By:   /s/ Richard L. Chilton
                                          -------------------------------------
                                     Name:     Richard L. Chilton
                                     Title:    General Partner


                                     RICHARD L. CHILTON


                                     By:  /s/ Richard L. Chilton
                                         --------------------------------------
                                     Name:    Richard L. Chilton





                                      -3-